UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2005

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                            1-09848                  06-1153720
(State or other jurisdiction       (Commission File No.)       (IRS Employer
 of incorporation)                                          Identification No.)

    9510 Ormsby Station Road, Suite 300
         Louisville, Kentucky                                      40223
(Address of principal executive offices)                        (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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         ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 14, 2005, Almost Family, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

         The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

         ITEM 4.02. NON-RELIANCE ON PREVIOUSLY FILED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         Upon the recommendation of its Audit Committee, the Board of Directors of the Company determined on November 7, 2005, that the Company should restate its previously issued financial statements for the fiscal year ended December 31, 2004, and the quarters ended March 31, 2005, and June 30, 2005. The Board of Directors, following consultation with management, concluded that the Company's financial statements for the fiscal year ended December 31, 2004, and the quarters ended March 31, 2005, and June 30, 2005, should no longer be relied upon. The Company has restated the previously issued financial statements for the fiscal year ended December 31, 2004, through the filing on November 14, 2005 of an amended Form 10-K, and will amend its financial statements for the quarters ended March 31, 2005, and June 30, 2005, through the filing of an amended Form 10-Q for each of those quarters.



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Amendment of Previous Financial Reports Related to Contingent Liability Matters

The Company's previous Form 10-K filings for the years ended December 31, 2004 and 2003 disclosed the following three items, all of which, from an accounting perspective, are characterized as contingent liabilities in accordance with Statement of Financial Accounting Standards No. 5 "Accounting for Contingent Liabilities" (SFAS No. 5):
o in April 2003 the Chancery Court of Williamson County, Tennessee, issued a ruling in favor of Franklin Associates L.P. ("Franklin"), awarding damages against the Company in the amount of $984,970;
o a Kentucky transportation broker which owes the Company approximately $535,000 for services provided by the Company's adult day care segment (sold in September 2005) entered into bankruptcy proceedings in the fourth quarter of 2002; and
o the expiration of applicable statutes of limitations on tax returns related to the Company's 2000 fiscal year, in which it sold its product operations and adopted discontinued operations accounting treatment for its visiting nurse segment (later reversed), resulted in the recording in discontinued operations in the Company's 2003 financial statements of a one-time reduction in estimated tax liabilities of approximately $854,000.

The Company received a letter from the U.S. Securities and Exchange Commission following the SEC staff's routine review of the Company's form 10-K for the year ended December 31, 2004, which letter commented on, among other items, the accounting treatment of these contingent liability matters. In addition, at the same time, management entered into discussions with Ernst & Young LLP, the Company's independent auditors for the financial statements for each of the three years ended December 31, 2004, relating to the accounting treatment for these litigation matters. Management believed there was a reasonable basis for its original accounting (which was agreed to by Ernst & Young). Following detailed discussions with the auditors and the SEC staff, and with the concurrence of the auditors, the Company has amended the financial statements for the following non-cash items in order to account for these items as set forth below. Note that the lawsuit in question is still being aggressively appealed and the receivable in question is still being pursued for collection:
o With respect to the Franklin litigation, provision of approximately $1,154,000 (for which there is no related income tax benefit) has been made as of April 2003 ($984,000 for award of damages) and as of September 2003 ($170,000 for estimated post-judgment interest). As previously disclosed, the Company did not record a loss in the period in which it suffered the trial court loss on the grounds, among others, that the Company's litigation counsel advised the Company that its prospects on appeal were strong. The Company's accounting for this case now follows the principle that any loss at a trial court level creates a de-facto satisfaction of the "probable of loss" criteria of SFAS No. 5.
o        With respect to the Kentucky  transportation  receivable,  provision of approximately $535,000 has been made as of November 2002 of an additional allowance for uncollectible accounts for the Kentucky transportation receivable, and the provision of approximately $106,000 previously recorded in 2004 has been reversed. Thus the net income effect of this matter is $266,000 after related income tax benefit. As previously disclosed, the Company did not record a loss in the period in which the broker filed for bankruptcy on the basis of management's view that, considering all facts and circum-stances of the receivable, including other avenues for recovery, it was not "probable" that the Company had incurred a loss. The Company's accounting for this matter now follows the principle that bankruptcy of a contractual obligor creates a de-facto satisfaction of the "probable of loss" criteria of SFAS No. 5 without regard to other avenues of collection of the receivable.
o The one-time reduction in estimated tax liabilities has been removed from fiscal 2003 and treated as a reduction in estimated tax liabilities that should have been recorded instead in fiscal 2000.
         In effect the Company has determined that it should have reversed an excessive reserve for tax liabilities in 2000, rather than in 2003. The excessive reserve for tax liabilities arose principally from
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         differences in the estimated income tax provision  recorded in fiscal
         2000 and prior and the actual tax liabilities resulting from the ultimate filing and settlement of the tax returns for those periods. The restatement has the effect of increasing beginning retained earnings at January 1, 2002 in the amended December 31, 2004
         Form 10-K/A. In making this restatement, the Company concluded that its general concern about the adequacy of its reserve for tax liabilities in 2000 (resulting from complex tax issues arising from the dispositions in 2000) was inadequately specific and measurable to justify the maintenance of the reserve.

All related disclosures have been revised to give effect to the new accounting treatment for these matters. These changes have no effect on previously reported cash flows. In the event the Company is able to collect a portion of the Kentucky receivable it would record a gain in the period in which payment is received. In the event the Company prevails on appeal in the Franklin litigation (and no further appeal is available), the Company would record a gain in the period in which the Company prevails. For a more detailed discussion of these contingencies, refer to the Form 10-K/A filed today.

The following table summarizes changes in reported net income and earnings per share for each of the three years in the period ended December 31, 2004 as a result of these changes:


(In thousands except for per share amounts)
                                                          2004                  2003               2002
                                                          -----------------     ---------------    ------------------

Summary of changes:
  Franklin litigation                                     $             -       $     (1,154)       $            -
  Kentucky transportation litigation                                  106                 (1)                 (534)
  Related income tax effect                                           (40)                 -                   203
  Reduction in income tax liabilities                                   -               (854)                    -
                                                          -----------------     ---------------    ------------------
       Total                                              $            66        $    (2,009)       $         (331)
  Net income as previously reported                                 1,191              2,120                 1,345
                                                          -----------------     ---------------    ------------------
  Net income as restated                                  $         1,257        $       111        $        1,014
                                                          =================     ===============    ==================

Change in Earnings Per Share:
  Basic                                                   $          0.03       $      (0.88)       $        (0.14)
  Diluted                                                 $          0.03       $      (0.79)       $        (0.12)

Retained earnings as previously reported                  $        13,567       $      12,264       $       10,104
  Cumulative effect of restatement                                 (1,420)             (1,486)                 523
                                                          -----------------     ---------------    ------------------
 Retained earnings as restated                            $        12,147       $      10,778       $       10,627
                                                           =================     ===============    ==================

Change in previously reported cash flows                  $             -       $           -       $             -


The Company's loan agreement provides that the provision of a loss for the above litigation cases will be excluded from financial results for purposes of calculating borrowing availability or financial covenant compliance.

         Management and the Company's Audit Committee discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, the matters disclosed above in this Item 4.02(a) of this Current Report on Form 8-K.

         ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

                  99.1 Press Release dated November 14, 2005.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 ALMOST FAMILY, INC.

Date:  November 14, 2005             By      /s/ C. Steven Guenthner
                                                 ------------------------------
                                                 C. Steven Guenthner
                                                 Senior Vice President and
                                                 Chief Financial Officer



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INDEX TO EXHIBITS

Exhibit No.
--------------

99.1   Press release issued by the Company on November 14, 2005.